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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                13-5160382
(State of incorporation                                 (I.R.S. employer
if not a U.S. national bank)                            identification no.)

One Wall Street, New York, N.Y.                         10286
(Address of principal executive offices)                (Zip code)

                             AMES TRUE TEMPER, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                   22-2335400
(State or other jurisdiction of            (I.R.S. employer identification no.)
incorporation or organization)

465 Railroad Avenue                        17011
Camp Hill, PA                              (Zip code)
(Address of principal executive offices)

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                       Senior Floating Rate Notes Due 2012
                       (Title of the indenture securities)

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1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (a)  NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH
          IT IS SUBJECT.

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                           Name                                                      Address
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Superintendent of Banks of the State of New York             2 Rector Street
                                                             New York, N.Y.  10006
                                                             and Albany, N.Y.  12203

Federal Reserve Bank of New York                             33 Liberty Plaza, New York, N.Y.  10045

Federal Deposit Insurance Corporation                        Washington, D.C.  20429

New York Clearing House Association                          New York, N.Y.  10005

     (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
     AFFILIATION.

     None.

3.   LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE
     INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE
     7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R.
     229.10(D).

          1.   A copy of the Organization Certificate of The Bank of New York
               (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to
               Form T-1 filed with Registration Statement No. 33-6215, Exhibits
               1a and 1b to Form T-1 filed with Registration Statement No.
               33-21672 and Exhibit 1 to Form T-1 filed with Registration
               Statement No. 33-29637.)

          4.   A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form
               T-1 filed with Registration Statement No. 33-31019.)

          6.   The consent of the Trustee required by Section 321(b) of the Act.
               (Exhibit 6 to Form T-1 filed with Amendment No. 2 to Registration
               Statement No. 333-109133.)

          7.   A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                      -2-

                                    SIGNATURE

         Pursuant to the requirements of the Act, the Trustee, The Bank of New
York, a corporation organized and existing under the laws of the State of New
York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and
State of New York, on the 25th day of March, 2005.

                                      THE BANK OF NEW YORK

                                      By:  /s/ Joseph Lloret
                                           ------------------------------
                                           Name:   JOSEPH LLORET
                                           Title:  ASSISTANT TREASURER

                                      -3-

                                                                    EXHIBIT 7

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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31,
2004, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                                    Dollar Amounts
                                                                                                     In Thousands

ASSETS
Cash and balances due from depository institutions:
     Noninterest-bearing balances and currency and coin.......................................         3,866,500
     Interest-bearing balances................................................................         8,455,170
Securities:
     Held-to-maturity securities..............................................................         1,885,665
     Available-for-sale securities............................................................        20,781,508
Federal funds sold and securities purchased under agreements to resell:
     Federal funds sold in domestic offices...................................................         3,730,007
     Securities purchased under agreements to resell..........................................           847,805
Loans and lease financing receivables:
     Loans and leases held for sale...........................................................                 0
     Loans and leases, net of unearned income.................................................        36,195,743
     LESS:  Allowance for loan and lease losses...............................................           587,611
     Loans and leases, net of unearned income and allowance...........................                35,608,132
Trading assets................................................................................         4,174,521
Premises and fixed assets (including capitalized leases)......................................           949,424
Other real estate owned.......................................................................               754
Investments in unconsolidated subsidiaries and associated companies...........................           268,366
Customers' liability to this bank on acceptances outstanding..................................            52,800
Intangible assets:
     Goodwill.................................................................................         2,746,404
     Other intangible assets..................................................................           758,137
Other assets..................................................................................         8,013,234
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Total assets..................................................................................       $92,138,427
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LIABILITIES
Deposits:
     In domestic offices......................................................................        41,480,131
     Noninterest-bearing......................................................................        16,898,525
       Interest-bearing.......................................................................        24,581,606
       In foreign offices, Edge and Agreement subsidiaries, and IBFs..........................        24,028,722
       Noninterest-bearing....................................................................           576,431
       Interest-bearing.......................................................................        23,452,291
Federal funds purchased and securities sold under agreements to repurchase:
       Federal funds purchased in domestic offices............................................         1,040,432
       Securities sold under agreements to repurchase.........................................           491,007
Trading liabilities...........................................................................         2,724,930
Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)         4,780,573
Bank's liability on acceptances executed and outstanding......................................            54,517
Subordinated notes and debentures.............................................................         2,390,000
Other liabilities.............................................................................         6,901,014
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Total liabilities.............................................................................       $83,891,326
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Minority interest in consolidated subsidiaries................................................           140,499

EQUITY CAPITAL
Perpetual preferred stock and related surplus.................................................                 0
Common stock..................................................................................         1,135,284
Surplus (exclude all surplus related to preferred stock)......................................         2,087,221
     Retained earnings........................................................................         4,892,420
     Accumulated other comprehensive income...................................................            -8,323
Other equity capital components...............................................................                 0
Total equity capital..........................................................................         8,106,602
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Total liabilities, minority interest, and equity capital......................................       $92,138,427
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I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller

We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                          --
Thomas A. Renyi             |
Gerald L. Hassell           |            Directors
Alan R. Griffith            |
                          --